Exhibit 99.2

W270, INC., SALEEN AUTOMOTIVE INC. AND SMS SIGNATURE CARS

PRO FORMA COMBINED BALANCE SHEET

AS OF MARCH 31, 2013

(unaudited)

Description	Page (s)
Notes to Unaudited Pro Forma Combined Financial Statements	F-2
Unaudited Pro Forma Combined Balance Sheet as of March 31, 2013	F-6
Unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 2013	F-7
Unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 2012	F-8

W270, INC., SALEEN AUTOMOTIVE INC. AND SMS Signature Cars

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

(unaudited)

Note 1 - Basis of Presentation

The following unaudited pro forma combined financial statements give effect to the reverse merger transaction (the “Recapitalization” or the “Reverse Merger”) between W270, Inc. (“W270”), its wholly owned subsidiaries, Saleen California Merger Corporation and Saleen Florida Merger Corporation (“Merger Subs”), Saleen Automotive, Inc. (“Saleen”), and SMS Signature Cars (“SMS”). In the Reverse Merger, Saleen merged into the Saleen Florida Merger Corporation and SMS merged into the Saleen California Merger Corporation. Immediately following the merger, W270, Inc. a Nevada corporation, amended its articles to change its name to Saleen Automotive, Inc.

W270, Inc. is presently authorized under its certificate of incorporation, as amended to date, to issue 100,000,000 shares of common stock, par value $0.0001 per share and 1,000,000 shares of preferred stock, par value $0.0001 per share. W270 has amended its articles of incorporation to authorize the issuance of up to 896,000 share of Super Voting Preferred Stock.

Saleen Automotive, Inc. a Florida corporation had 105,000,000 shares of common stock issued and outstanding. Of these, 59,719,500 shares were owned by Steve Saleen, representing a 56.9% ownership interest. The remaining 45,280,500 common shares, representing a 43.1% ownership interest, were owned by other existing shareholders (Saleen Automotive’s shareholders are hereinafter collectively referred to as the “Existing Shareholders”). As part of the Merger, Steve Saleen exchanged his 59,719,500 common shares of Saleen Automotive for 315,124 shares of Super Voting Preferred Stock of W270, which will be automatically converted, upon W270’s consummation of a 1-for-2.63870 reverse stock split (the “Reverse Split”), into 14,929,875 common shares of W270, representing approximately 24.62% of outstanding shares of W270’s common stock on a fully-diluted basis. Under the Merger, the remaining Existing Shareholders, who owned 45,280,500 common shares of Saleen Automotive, exchanged their ownership interest in Saleen Automotive for an aggregate of 238,933 shares of Super Voting Preferred Stock of W270, which will be automatically converted, upon W270’s consummation of the Reverse Split, into 11,320,125 common shares of W270, representing approximately 18.67% of the outstanding shares of W270’s common stock on a fully-diluted basis. Each share of W270’s Super Voting Preferred Stock will be convertible into 125 shares of W270’s common stock before the Reverse Split, and will automatically convert upon the consummation of the Reverse Split, into approximately 47.38 shares of W270’s common stock, accounting for the Reverse Split.

In conjunction with the Merger, Steve Saleen entered into an Assignment and License Agreement (the “Assignment and License Agreement”) with W270, wherein he contributed certain intellectual property that relates to the “Saleen” brand name and related rights which are currently owned by him to W270, license to W270 the right to use his image, signature, full name, voice, biographical materials, likeness, and goodwill associated with the “Saleen” brand. In exchange for entering into the Assignment and License Agreement, W270 issued to Steve Saleen 341,943 shares of the Super Voting Preferred Stock of W270, which will be automatically converted upon W270’s consummation of a 1-for-2.63870 reverse stock split, into 16,200,469 common shares of W270, representing approximately 26.41% of the outstanding shares of W270’s common stock. Upon the automatic conversion of the shares of W270’s Super Voting Preferred Stock issued to Steve Saleen pursuant to the Assignment and License Agreement, Steve Saleen will own 31,130,344 common shares of W270, representing approximately 51.33% of the outstanding shares of W270’s common stock on a fully-diluted basis (accounting for the Notes issued in the Capital Raise).

W270 changed its name to “Saleen Automotive, Inc.” and intends to effectuate a 1-for-2.63870 reverse stock split. Following the consummation of the Reverse Split, the automatic conversion of all outstanding shares of W270’s Super Voting Preferred Stock into common shares of W270 and the conversion of the principal amount of the Notes into shares of W270’s common stock, the ownership of W270 would be as follows:

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Owner	Shares (Post Split Basis)	Percentage
Steve Saleen	14,929,875	24.6
Existing Shareholders	11,320,125	18.7
Shares issued to Steve Saleen for Assignment and License Agreement	16,200,469	26.7
Shares issuable under convertible notes	15,160,876	25
Existing W270 Stockholders	3,032,175	5

As a result of the Merger and the Reverse Split the Existing Shareholders exchanged 4 shares of the privately-held Saleen Automotive for 1 share the publicly-traded W270.

On June 20, 2013, we entered into a Securities Purchase Agreement with W-Net Fund I, L.P. (“W-Net”), and Verdad Telecom, Inc. (“Verdad”), and together with W-Net and Verdad the (“Purchasers”), pursuant to which the Purchasers, on June17, 2013, purchased from us from W270 its 3.0% Senior Secured Convertible Notes (the “Notes”) for cash proceeds of $2,500,000 and for the conversion of $500,000 of Saleen Automotives outstanding convertible debt held by W-Net and Verdad (the “Capital Raise”), for an aggregate of $3,000,000 of principal amount under the Notes.

A portion of the proceeds from the Capital Raise were used to pay a dividend of an aggregate amount of $280,000 to the stockholders of W270 as of May 23, 2013 and to pay for legal and accounting fees and other expenses incurred in connection with the Merger and the Capital Raise. This dividend is an expense of the reverse merger transaction in the pro forma statement of operations for the year ended March 31, 2013.

The Notes were issued in a private placement, exempt from the Securities Act registration requirements, to purchasers who are accredited investors. The Notes will pay 3.0% interest per annum with a maturity of 4 years after the closing of the Capital Raise. No cash interest payments will be required, except that accrued and unconverted interest shall be due on the maturity date and on each conversion date with respect to the principal amount being converted, provided that such interest may be added to and included with the principal amount being converted.

If there is an uncured event of default (as defined in the Notes), the holder of each Note may declare the entire principal and accrued interest amount immediately due and payable. Default interest will accrue after an event of default at an annual rate of 12%. If there is an acceleration, a mandatory default amount equal to 120% of the unpaid Note principal plus accrued interest may be payable.

On June 20, 2013, we also entered into a Security Agreement and an Intellectual Property Security Agreement with the Note purchasers, W270 and each of its subsidiaries, all of W270’s obligations under the Notes will be secured by first priority (subject to existing indebtedness) security interests in all of the assets of W270 and of each of its subsidiaries, including their intellectual property. Upon an event of default under the Notes or such agreements, the Note holders may be entitled to foreclose on any of such assets or exercise other rights available to a secured creditor under applicable law. In addition, under a Subsidiary Guarantee, Saleen Automotive, SMS and W270’s other subsidiaries will guarantee all of W270’s obligations under the Notes.

Each Note will be convertible at any time into common stock of W270 at a specified conversion price, which will initially be $0.075 per share. Immediate conversion of the Notes would result in the holders receiving 40,000,000 shares of W270’s common stock prior to the Reverse Split, and 15,160,876 shares of W270’s common stock after the Reverse Split. The Notes may not be prepaid or forced by W270 to be converted.

The Note conversion price will be subject to specified adjustments for certain changes in the numbers of outstanding shares of W270 common stock, including conversions or exchanges of such. If W270 shares are issued, except in specified exempt issuances, for consideration which is less than the then existing Note conversion price, then such conversion price will be reduced by full ratchet anti-dilution adjustments that will reduce the conversion price to equal the price in the dilutive issuance, regardless of the size of the dilutive issuance.

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The Notes will greatly restrict the ability of W270 and its subsidiaries to issue indebtedness or grant liens on their assets without the Note holders’ consent. They will also limit and impose financial costs on W270 being acquired by any third party.

On May 8, 2013, W-Net and Verdad, the two largest existing stockholders of W270 (the “Lenders”), and SMS, Saleen Automotive and Steve Saleen (collectively, “Borrower”), entered a Bridge Loan and Security Agreement pursuant to which the Lenders loaned to Borrower an aggregate of $500,000 and Borrower issued to the Lenders Secured Promissory Notes. On June 26, 2013, the Bridge loan was converted into 3.0% Senior Secured Convertible Note described above.

The unaudited pro forma balance sheet as of March 31, 2013, and the unaudited combined statement of operations for the years ended March 31,2013 and 2012, presented herein give effect to the reverse merger as if the transaction had occurred at the beginning of such period and includes certain adjustments that are directly attributable to the transaction, which are expected to have a continuing impact on Saleen Automotive, Inc. and are factually supportable, as summarized in the accompanying notes.

The unaudited pro forma combined financial information is provided for illustrative purposes only. The unaudited pro forma combined financial information presented herein is based on management’s estimate of the effects of the reverse merger, had such transaction occurred on the dates indicated herein, based on currently available information and certain assumptions and estimates that the Company believes are reasonable under the circumstances. The unaudited pro forma combined financial information is not necessarily indicative of the results of operations or financial position that actually would have been achieved had the reverse merger been consummated on the dates indicated, or that may be achieved in the future.

The unaudited pro forma combined financial information presented herein should be read in conjunction with the financial statements contained elsewhere in this Current Report on Form 8-K, as filed with the Securities and Exchange Commission.

The following are the pro forma adjustments that were made to the combined financial statements:

A.	On June 20, 2013, the Company issued $3,000,000 of its Senior Secured Convertible notes and realized net proceeds from the financing transaction as follows:

Gross proceeds from Capital Raise Transaction	$3,000,000
Less: dividend payment to W270 shareholders	(280,000)
Less : payment of related party loan	(200,000)
Net proceeds from Capital Raise Transaction	$2,520,000

The pro forma combined balance sheet adjusts cash by the $2,520,000 net proceeds from the Capital Raise transaction, less the $280,000 dividend payment to the W270, Inc. shareholders, an expense of the reverse merger transaction and the repayment of a $200,000 related party loan.

B.	The pro forma combined balance sheet has been adjusted by $52,000 of accrued liabilities of W270, Inc. that are not being assumed by Saleen Automotive, Inc.
C.	The purchase price adjustments contained in the $3,000,000 of senior secured convertible notes created a derivative liability upon issuance. The Company used a weighted-average Black-Scholes-Merton option pricing model to value the derivative instruments at inception. The Company estimated its derivative liability on these notes to be $2,736,398. This estimated derivative liability is reported as a current liability and as a discount on the $3,000,000 Senior Secured Convertible notes. This discount will be amortized over the term of the notes. The final value attributable to the derivative liability may differ from the estimate herein by a material amount once the effect of the transaction is adjusted for the market value of the shares , and management completes a more formal valuation.

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D.	The pro forma combined balance sheet adjusts the Shareholders equity accounts as follows upon the closing:
1)	Record $896 capital stock for the issuance of 896,000 shares at a par value of $0.001 of Super Voting Preferred Stock to the shareholders of Saleen Automotive, Inc. and Steve Saleen.
2)	Record the cancellation of the outstanding common shares of Saleen Automotive, Inc. that were exchanged for the Super Voting Preferred stock upon the closing of the merger. This transaction reduces capital related to the common stock by $10,269.
3)	Record the net difference of $9,373 the above transactions as a charge to Additional Paid in Capital.
E.	The pro forma combined statements of operations adjustments are as follows:
a.	$280,000 expenses of the reverse merger transaction related to the issuance of dividends to the W270, Inc. shareholders.
b.	$39,547 of accounts payable of W270, Inc. as of March 31, 2013, that were assumed by the Company at the time of the reverse merger transaction.
F.	Accumulated Deficit has been adjusted to eliminate $91,547 accumulated deficit of W270, Inc.

Pro forma basic and diluted loss per common share is based on the weighted average number of common shares which would have been outstanding during the period if the recapitalization had occurred at March 31, 2013 and 2012. In computing pro forma diluted net loss per share, the effect of the conversion of the Super Voting Preferred shares into common shares and the effect of the 1-for-2.63870 reverse stock split have been considered as if these events had occurred on March 31, 2013.

The unaudited pro forma combined financial statements do not include any adjustment for non-recurring costs incurred or to be incurred after March 31, 2013, by the Company to consummate the Reverse Merger, except as noted above.  Merger costs include fees payable for investment banking services, legal fees and accounting fees.  Such costs will be expensed as incurred.

The per share information presented in the unaudited pro forma combined financial statements is presented as if the reverse split described herein occurred at the beginning of the earliest period presented.

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W270, INC., SALEEN AUTOMOTIVE INC. AND SMS SIGNATURE CARS

PRO FORMA COMBINED BALANCE SHEET

AS OF MARCH 31, 2013

(unaudited)

	W270, Inc. (1)	Saleen Automotive, Inc. (2)	Pro forma		Pro forma
	31-Mar-13	31-Mar-13	Adjustments		Combined
	(historical)	(historical)			(unaudited)
ASSETS
CURRENT ASSETS
Cash	$-	$4,434	$2,520,000	(A)	$2,524,434
Cash held in trust by related party		175,000			175,000
Accounts receivable	-	5,352	-		5,352
Inventory	-	538,224	-		538,224
Prepaid expenses	-	23,483	-		23,483
TOTAL CURRENT ASSETS	-	746,493	2,520,000		3,466,493
LONG TERM ASSETS
Property, plant & equipment	-	340,219			340,219
Other assets	-	37,358			37,358
TOTAL ASSETS	$-	$1,124,070	$2,520,000		$3,644,070

LIABILITIES AND
SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$105	$666,782	$	(D)	$666,887
Payables- related parties	39,442	709,267		(D)	748,709
Current portion of notes payable	-	1,044,074			1,044,074
Current portion of notes to related parties	-	360,500	(200,000)	(A)	160,500
Payroll taxes payable	-	246,075			246,075
Accrued interest on notes payable	-	318,836			318,836
Customer deposits	-	942,859	-		942,859
Other current liabilities	52,000	433,706	(52,000)	(B)	433,706
Estimated derivative liability	-	-	2,736,398	(C)	2,736,398
TOTAL CURRENT LIABILITIES	91,547	4,722,099	2,484,398		7,298,044
LONG TERM LIABILITIES
Notes payable, net of current portion		550,258			550,258
Senior Secured Convertible Notes			3,000,000	(A)	3,000,000
Discount on Convertible Notes			(2,736,398)	(C)	(2,736,398)
TOTAL LIABILITIES	91,547	5,272,357	2,748,000		8,111,904

SHAREHOLDERS' DEFICIT
Preferred stock	-	-	896	(D)	896
Common stock	8,000	10,269	(10,269)	(D)	8,000
Additional paid in capital	3,059	4,584,976	9,373	(D)	4,597,408
Accumulated deficit	(102,605)	(8,743,532)	(319,547)	(E)	(9,074,138)
			91,547	(F)
TOTAL SHAREHOLDERS' DEFICIT	(91,547)	(4,148,287)	(227,999)		(4,467,834)
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$-	$1,124,070	$2,520,000		$3,644,070

(1) Source: unaudited financial statements of W270, Inc. as of March 31, 2013

(2) Source: combined financial statements of Saleen Automotive, Inc. and SMS Signature Cars included elsewhere in the form 8-K.

See accompanying notes to unaudited pro forma combined financial statements.

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W270, INC., SALEEN AUTOMOTIVE INC. AND SMS SIGNATURE CARS

PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2013

(unaudited)

	W270, Inc. (1)	Saleen Automotive, Inc.(2) March 31, 2013	Pro forma Adjustments		Pro forma Combined
	(historical)	(historical)			(unaudited)

Revenue	$—	$—	$—		$—

Vehicles and parts		1,453,030			1,453,030
Design services		1,245,985	—		1,245,985
Total revenue		2,699,015	—		2,699,015

Cost of Goods Sold
Vehicles and parts		1,320,061			1,320,061
Design Services		859,541			859,541
Total Costs of Good Sold		2,179,602			2,179,602
Gross Margin		519,413			519,413

Operating expenses
Research and development		23,277			23,277
Sales and marketing		302,669			302,669
Selling, general and administrative	75,989	2,871,483			2,947,472
Depreciation		80,892			80,892
Total operating expenses	75,989	3,278,321			3,354,310

Loss from operations	(75,989)	(2,758,908)			(2,834,897)

Other income (expense)
Expenses of Reverse Merger			(319,547)	(E)	(319,547)
Debt forgiveness	7,600				7,600
Interest expense		(225,046)			(225,046)
Loss on settlement of notes payable		(4,162)	—		(4,162)
Net loss	$(68,389)	$(2,988,116)	$(319,547)		$(3,376,052)

Loss per common share					$($0.07)

Weighted average shares outstanding - basic and fully diluted (on a post split basis).					45,482,644

(1) Source: unaudited financial statements of W270, Inc. as of March 31, 2013

(2) Source: combined financial statements of Saleen Automotive, Inc. and SMS Signature Cars included elsewhere in the form 8-K.

See accompanying notes to unaudited pro forma combined financial statements

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W270, INC., SALEEN AUTOMOTIVE INC. AND SMS SIGNATURE CARS

PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2012

(unaudited)

	W270, Inc. (1)	Saleen Automotive, Inc.(2)	Pro forma Adjustments	Pro forma
		March 31, 2012		Combined
	(historical)	(historical)		(unaudited)

Revenue	$	$	$-	$

Vehicles and parts		1,173,494		1,173,494
Design services		-	-	-
Total revenue		1,173,494	-	1,173,494

Cost of Goods Sold
Vehicles and parts		1,075,542		1,075,542
Design Services
Total Costs of Good Sold		1,075,542		1,075,542
Gross Margin		97,952		97,952

Operating expenses
Research and development		94,895		94,895
Sales and marketing		52,475		52,475
Selling, general and administrative	34,217	2,633,316		2,667,533
Depreciation		80,475		80,475
Total operating expenses	34,217	2,861,161		2,895,378

Loss from operations	(34,217)	(2,763,209)		(2,797,426)

Other income (expense)
Interest expense		(150,350)		(150,350)
Loss on settlement of notes payable		10,000	-	10,000
Net loss	$(34,217)	$(2,903,559)	$-	$(2,937,776)

Loss per common share				$(0.05)

Weighted average shares outstanding - basic and fully diluted (on a post split basis)				45,482,644

(1) Source: unaudited financial statements of W270, Inc. as of March 31, 2013

(2) Source: combined financial statements of Saleen Automotive, Inc. and SMS Signature Cars included elsewhere in the form 8-K

See accompanying notes to unaudited pro forma combined financial statements

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